Exhibit 99.1

ICON ECI Fund Fifteen, L.P.

Annual Portfolio Overview

2013

Table of Contents

Introduction to Annual Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Disposition During the Quarter	2

Dispositions Following the Quarter	3

Portfolio Overview	3

10% Status Report	6

Revolving Line of Credit	6

Performance Analysis	6

Transactions with Related Parties	8

Financial Statements	11

Forward Looking Statements	16

Additional Information	16

ICON ECI Fund Fifteen, L.P.

As of June 5, 2014

Introduction to Annual Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2013.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $196,688,918 commencing with its initial offering on June 6, 2011 through the closing of the offering on June 6, 2013.  During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended December 31, 2013:

Varada Marine
Investment Date:	10/4/2013	Collateral:	Three offshore supply vessels, two of which are currently under construction. The combined value of all three vessels upon completion and delivery is $91,833,000
Structure:	Loan
Maturity Date:	6/30/2022
Facility Amount:	$40,000,000
Fund Participation	$40,000,000 ($17,500,000 Funded to Date)

Green Field Energy Services, Inc.
Investment Date:	10/29/2013	Collateral:	Oil field service equipment valued at $128,000,000.
Structure:	Loan
Maturity Date:	9/1/2014
Facility Amount:	$15,000,000*
The Fund's Investment:	$7,5000,000
* Represents the total facility provided by ICON Equipment Funds and third party lenders as of 10/29/2013. As of 11/26/2013, amount represents the total facility for ICON equipment funds only.

ICON ECI Fund Fifteen, L.P.

Investments Following the Quarter

The Fund made the following investments after the quarter ended December 31, 2013:

Blackhawk Mining, LLC
Investment Date:	3/4/2014	Collateral:	Mining equipment acquired for $25,359,000.
Structure:	Lease
Expiration Date:	2/28/2018
Purchase Price:	$25,359,000
The Fund's Investment:	$2,690,000

SIVA Global Ships Limited
Investment Dates:	3/28/2014 4/8/2014	Collateral:	Two liquefied petroleum gas tanker vessels acquired for $41,600,000.
Structure:	Lease
Expiration Dates:	3/28/2022 4/8/2022
Purchase Price:	$41,600,000
The Fund's Investment:	$979,000

D&T Trucking, LLC
Investment Date:	3/28/2014	Collateral:	Trucks, trailers and other equipment acquired for $12,200,000.
Structure:	Lease
Expiration Date:	12/31/2018
Purchase Price:	$12,200,000
The Fund's Investment:	$3,355,000

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended December 31, 2013:

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Disposition Date:	10/4/2013
The Fund's Investment:	$5,800,000
Total Proceeds Received:	$6,385,000

ICON ECI Fund Fifteen, L.P.

Dispositions Following the Quarter

The Fund disposed of the following investment after the quarter ended December 31, 2013:

Green Field Energy Services, Inc.
Structure:	Loan	Collateral:	Oil field service equipment.
Disposition Date:	3/18/2014
The Fund's Investment:	$7,500,000
Total Proceeds Received:	$8,163,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment. .
Disposition Date:	6/6/2014
The Fund's Investment:	$9,518,000
Total Proceeds Received:	$12,939,000

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	5/30/2014
The Fund's Investment:	$1,786,000
Total Proceeds Received:	$2,394,000

Portfolio Overview

As of December 31, 2013, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Maturity Date:	11/22/2016

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Maturity Date:	7/1/2017

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015 10/31/2015

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Maturity Date:	10/4/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	6/30/2014

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Date:	10/1/2017

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Dates:	11/30/2016 4/30/2017

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractors, stainless steel tank trailers and related equipment.
Maturity Date:	8/31/2016

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/30/2018

Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Maturity Date:	8/1/2018

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Maturity Date:	8/1/2016

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Varada Marine
Structure:	Loan	Collateral:	Three offshore supply vessels, two of which are currently under construction.
Maturity Date:	6/30/2022

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Green Field Energy Services, Inc
Structure:	Loan	Collateral:	Oil field service equipment.
Maturity Date:	9/1/2014

10% Status Report

As of December 31, 2013, the car carrier vessel bareboat chartered to Höegh Autoliners Shipping AS (“HAS”) was the only investment in equipment that individually constituted at least 10% of the aggregate purchase price of our investment portfolio. The vessel is scheduled to remain on bareboat charter during the 2014 calendar year.

As of December 31, 2013, the car carrier vesselbareboat chartered to HAS had eighty-four monthly payments remaining. To the best of our Investment Manager’s knowledge, the vessel remains seaworthy, is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under the bareboat charter.

Revolving Line of Credit

On May 10, 2011, the Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015 and increased to $10,000,000. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2013, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of December 31, 2013	$184,253,754
Leverage Ratio	0.66:1*
% of Receivables Collected for the Quarter Ended December 31, 2013	100%**

* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of June 5, 2014.

ICON ECI Fund Fifteen, L.P.

Performance Analysis (continued)

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

ICON ECI Fund Fifteen, L.P.

Performance Analysis (continued)

ICON ECI Fund Fifteen, L.P.
Cash Available from Business Operations
for the Period January 1, 2013 to December 31, 2013

Cash Balance at January 1, 2013	$37,990,933
Cash Balance at December 31, 2013	$24,297,314
Net Change in Cash		$(13,693,619)
Add Back:
Distributions Paid to Partners from January 1, 2013 through December 31, 2013		$14,713,661
Investments made during the Period
Investment in notes receivable	$56,740,141
Purchase of equipment	22,034,131
Investment in joint ventures	12,302,070
Investment by noncontrolling interests	(8,334,601)
		$82,741,741
Deduct:
Net equity raised during the period		$41,628,715	(1)

Cash available from Business Operations (CABO)		$42,133,068	(2)

(1)
This amount is the net amount of (a) Sale of Limited Partnership Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Partnership Interests, all directly from the GAAP Cash Flow statement.  This amount is deducted as it is not considered a source for distributions.

(2)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2013 through December 31, 2013 we paid our Investment Manager aggregate acquisition fees in the amount of approximately $7,185,000. In connection with the investments made for the period January 1, 2014 through March 31, 2014 we paid our Investment Manager aggregate acquisition fees in the amount of approximately $309,000.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (continued)

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $147,137, $69,588 and $3,137 for the years ended December 31, 2013 and 2012 and the period from the Initial Closing Date through December 31, 2011 respectively.  Additionally, our General Partner’s interest in the net income (loss) attributable to us was $70,688, $(22,755) and $(11,413) for the years ended December 31, 2013 and 2012 and the period from the Initial Closing Date through December 31, 2011, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

						Period from July
						28, 2011 (Initial)
						Closing Date)
						through
				Years Ended December 31,		December 31,
Entity	Capacity	Description		2013	2012	2011
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements	(1)	$243,063	$965,813	$1,522,043
ICON Securities, LLC	Dealer-manager	Dealer-manager fees	(2)	1,319,845	3,491,716	937,460
ICON Capital, LLC	Investment Manager	Acquisition fees	(3)	7,184,975	5,136,887	1,463,750
ICON Capital, LLC	Investment Manager	Management fees	(4)	1,379,888	610,423	12,696
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements	(4)	4,435,631	4,362,097	1,109,362
ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.	Noncontrolling interest	Interest expense	(4)	396,769	404,531	17,189
				$14,960,171	$14,971,467	$5,062,500
(1) Amount capitalized and amortized to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations.
(4) Amount charged directly to operations.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties (continued)

At December 31, 2013, we had a net payable of $2,940,943 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,575,000 due to our affiliate related to its noncontrolling interest in the Lewek Ambassador, a vessel.

At December 31, 2012, we had a net payable of $3,041,918 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,442,000 due to our affiliate related to its noncontrolling interest in the Lewek Ambassador and administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2013	2012

Assets
Cash	$24,297,314	$37,990,933
Net investment in notes receivable	80,709,528	43,136,956
Leased equipment at cost (less accumulated depreciation of
$13,007,968 and $2,167,417, respectively)	100,288,873	98,872,792
Net investment in finance leases	53,985,543	25,126,700
Investment in joint venture	13,142,459	-
Deferred charges	-	832,164
Other assets	5,344,488	2,314,802
Total assets	$277,768,205	$208,274,347
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$96,310,220	$69,250,000
Due to General Partner and affiliates, net	2,940,943	3,041,918
Accrued expenses and other liabilities	10,718,057	6,059,960
Total liabilities	109,969,220	78,351,878

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	156,859,123	123,633,993
General Partner	(183,341)	(106,892)
Total partners' equity	156,675,782	123,527,101
Noncontrolling interests	11,123,203	6,395,368
Total equity	167,798,985	129,922,469
Total liabilities and equity	$277,768,205	$208,274,347

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations

			Period from July 28,
			2011 (Initial Closing
	Years Ended December 31,		Date) through
	2013	2012	December 31, 2011
Revenue:
Finance income	$11,724,893	$5,912,839	$294,664
Rental income	17,998,257	3,085,624	-
Income from investment in joint venture	840,389	-	57,082
Other income	764,926	36,774	7,552
Total revenue	31,328,465	9,035,237	359,298

Expenses:
Management fees	1,379,888	610,423	12,696
Administrative expense reimbursements	4,435,631	4,362,097	1,109,362
General and administrative	1,236,036	1,002,665	294,905
Interest	4,849,425	1,166,346	42,944
Depreciation	10,840,551	2,167,417	-
Credit loss	12,530	1,984,044	-
Other	-	-	61,345
Total expenses	22,754,061	11,292,992	1,521,252

Net income (loss)	8,574,404	(2,257,755)	(1,161,954)
Less: net income (loss) attributable to noncontrolling interests	1,505,550	17,717	(20,664)
Net income (loss) attributable to Fund Fifteen	$7,068,854	$(2,275,472)	$(1,141,290)

Net income (loss) attributable to Fund Fifteen allocable to:
Limited partners	$6,998,166	$(2,252,717)	$(1,129,877)
General Partner	70,688	(22,755)	(11,413)
	$7,068,854	$(2,275,472)	$(1,141,290)

Weighted average number of limited partnership
interests outstanding	186,434	96,189	14,085
Net income (loss) attributable to Fund Fifteen per weighted average
limited partnership interests outstanding	$37.54	$(23.42)	$(80.22)

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, July 28, 2011	1	$1,000	$1	$1,001	$-	$1,001

Net loss	-	(1,129,877)	(11,413)	(1,141,290)	(20,664)	(1,161,954)
Redemption of limited partnership
interest	(1)	(1,000)	-	(1,000)	-	(1,000)
Proceeds from sale of limited
partnership interests	31,529	31,466,931	-	31,466,931	-	31,466,931
Sales and offering expenses	-	(3,375,446)	-	(3,375,446)	-	(3,375,446)
Distributions	-	(310,592)	(3,137)	(313,729)	-	(313,729)
Investment by noncontrolling interests	-	-	-	-	1,050,000	1,050,000
Balance, December 31, 2011	31,529	26,651,016	(14,549)	26,636,467	1,029,336	27,665,803

Net (loss) income	-	(2,252,717)	(22,755)	(2,275,472)	17,717	(2,257,755)
Proceeds from sale of limited
partnership interests	119,443	118,974,590	-	118,974,590	-	118,974,590
Sales and offering expenses	-	(12,849,714)	-	(12,849,714)	-	(12,849,714)
Distributions	-	(6,889,182)	(69,588)	(6,958,770)	(350,791)	(7,309,561)
Investment by noncontrolling interests	-	-	-	-	5,699,106	5,699,106
Balance, December 31, 2012	150,972	123,633,993	(106,892)	123,527,101	6,395,368	129,922,469

Net income	-	6,998,166	70,688	7,068,854	1,505,550	8,574,404
Proceeds from sale of limited
partnership interests	46,625	46,247,313	-	46,247,313	-	46,247,313
Sales and offering expenses	-	(5,357,916)	-	(5,357,916)	-	(5,357,916)
Redemption of limited parternship				-		-
interests	(108)	(95,909)	-	(95,909)	-	(95,909)
Distributions	-	(14,566,524)	(147,137)	(14,713,661)	(5,112,316)	(19,825,977)
Investments by noncontrolling interests	-	-	-	-	8,334,601	8,334,601
Balance, December 31, 2013	197,489	$156,859,123	$(183,341)	$156,675,782	$11,123,203	$167,798,985

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows

			Period from July 28,
			2011 (Initial Closing
	Years Ended December 31,		Date) through
	2013	2012	December 31, 2011
Cash flows from operating activities:
Net income (loss)	$8,574,404	$(2,257,755)	$(1,161,954)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Finance income	2,066,048	535,512	17,168
Income from investment in joint venture	(840,389)	-	(57,082)
Rental income paid directly to lenders by lessees	(544,961)	-	-
Interest expense from amortization of debt financing costs	228,576	60,407	6,609
Depreciation	10,840,551	2,167,417	-
Interest expense on non-recourse financing paid directly to lenders by
lessees	58,844	-	-
Interest expense, other	284,770	14,539	-
Credit loss	12,530	1,984,044	-
Paid-in-kind interest	132,820	285,057	-
Foreign exchange gain	(591,095)	-	-
Changes in operating assets and liabilities:
Distributions from joint venture	-	-	57,082
Other assets	(3,157,531)	(1,081,893)	(490,103)
Deferred revenue	121,033	14,033	-
Due to General Partner and affiliates, net	(126,043)	139,362	415,073
Accrued expenses and other liabilities	3,954,315	314,857	349,835
Net cash provided by (used in) operating activities	21,013,872	2,175,580	(863,372)
Cash flows from investing activities:
Purchase of equipment	(22,034,131)	(57,605,291)	(9,625,000)
Investment in joint ventures	(12,302,070)	(2,546,245)	(1,835,843)
Distributions received from joint venture in excess of profit	-	-	101,674
Principal received on finance leases	3,419,495	1,347,637	67,446
Investment in notes receivable	(56,740,141)	(41,253,969)	(13,036,723)
Principal received on notes receivable	18,015,680	11,212,670	-
Net cash used in investing activities	(69,641,167)	(88,845,198)	(24,328,446)
Cash flows from financing activities:
Redemption of limited partnership interest	(95,909)	-	(1,000)
Proceeds from non-recourse long-term debt	12,877,946	17,500,000	-
Repayment of non-recourse long-term debt	(8,081,609)	(1,250,000)	-
Proceeds from note payable issued by joint venture	-	-	2,800,000
Repayment of note payable issued by joint venture	-	(642,600)	-
Sales of limited partnership interests	46,247,313	118,974,590	31,466,931
Sales and offering expenses paid	(4,282,689)	(11,491,157)	(3,078,311)
Deferred charges paid	(240,000)	(1,114,151)	(1,350,000)
Investment by noncontrolling interests	8,334,601	5,581,606	1,050,000
Distributions to noncontrolling interests	(5,112,316)	(350,791)	-
Debt financing costs paid	-	(971,250)	-
Distributions to partners	(14,713,661)	(6,959,674)	(312,825)
Net cash provided by financing activities	34,933,676	119,276,573	30,574,795
Net (decrease) increase in cash	(13,693,619)	32,606,955	5,382,977
Cash, beginning of year	37,990,933	5,383,978	1,001
Cash, end of year	$24,297,314	$37,990,933	$5,383,978

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (continued)

			Period from July 28,
			2011 (Initial Closing
	Years Ended December 31,		Date) through
	2013	2012	December 31, 2011
Supplemental disclosure of cash flow information:
Cash paid for interest	$3,802,835	$522,181	$-

Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses due to Investment Manager	$-	$23,705	$191,043
Organizational and offering expenses charged to equity	$1,075,227	$1,370,048	$285,644
Dealer-manager fees due to ICON Securities	$-	$-	$11,491
Reclassification of vessel to net investment in finance leases	$-	$9,625,000	$-
Debt financing costs paid by noncontrolling interest	$-	$117,500	$-
Distributions due to General Partner	$-	$-	$904
Exchange of noncontrolling interest in investmenet in joint venture for net
investment in finance lease	$-	$-	$1,741,721
Equipment purchased with non-recourse long-term debt paid directly to seller	$22,750,000	$5,678,919	$-
Equipment purchased with subordinated non-recourse financing provided by
seller	$(4,488,041)	$53,000,000	$-
Extinguishment of minimum rents receivable on net investment in finance lease	$4,488,041	$-	$-
Exchange of noncontrolling interest in investmenet in joint venture for net
investment in note receivable	$-	$2,546,245	$-
Principal and interest on non-recourse long-term debt
paid directly to lenders by lessees	$544,961	$-	$-

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.